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                                                                    Exhibit 99.2

           AMENDMENT NO. 1 TO ACQUISITION AGREEMENT AND PLAN OF MERGER

      This Amendment No. 1 to Acquisition Agreement and Plan of Merger (this "Amendment"), dated as of March 7, 2005, among IBF Fund Liquidating, LLC, a Delaware limited liability company ("IBF"), U.S. Mills, Inc., a Delaware corporation (the "Company"), USM Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), and Sunset Brands, Inc., a Nevada corporation (the "Purchaser"), amends the Acquisition Agreement and Plan of Merger, dated as of February 18, 2005, among IBF, the Company, Merger Sub and the Purchaser (the "Merger Agreement"). Capitalized terms used and not defined herein have the meanings set forth in the Merger Agreement.

      WHEREAS, pursuant to Section 1.7 of the Merger Agreement, the Purchaser is required to deliver to Continental Stock Transfer & Trust Company or such other entity as shall be mutually agreed by Purchaser and the Shareholder Representative (the "Deposit Escrow Agent"), no later than five (5) Business Days after the Merger Agreement is fully executed by the Parties (i) Five Hundred Thousand Dollars ($500,000) in cash (the "Deposit Cash"), and (ii) 500,000 shares of Sunset Common in the name of the Company (the "Deposit Shares" and, collectively with the Deposit Cash, the "Deposit").

      WHEREAS, pursuant to Section 1.8 of the Merger Agreement, the Purchaser is required to deposit the Holdback Cash and the Holdback Units into the Escrow Account to be held for the satisfaction of any Purchaser Claim and the Working Capital Adjustment, if any.

      WHEREAS, the parties hereto have agreed that (i) the Deposit will be deposited into escrow on the date hereof to be held and disbursed by the Deposit Escrow Agent in accordance with the terms of the Escrow Agreement, dated as of the date hereof, among the Purchaser, the Company, the Shareholder Representative and the Escrow Agent (the "Deposit Escrow Agreement"), and (ii) the Holdback Cash and the Holdback Units will be deposited into escrow on the Closing Date to be held and disbursed by Continental Stock Transfer & Trust Company or such other entity as shall be mutually agreed by Purchaser and the Shareholder Representative (the "Escrow Agent") in accordance with the terms of an escrow agreement to be entered into on the Closing Date by the Purchaser, the Company, the Shareholder Representative and the Indemnity Escrow Agent (the "Indemnity Escrow Agreement").

      WHEREAS, the parties hereto wish to amend the Merger Agreement as provided herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Amendment to Merger Agreement.

            (a) Section 1.7 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

            "Deposit. No later than March 8, 2005, the Purchaser shall deliver to Continental Stock Transfer & Trust Company or such other entity as shall be mutually

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      agreed by Purchaser and the Shareholder Representative (the "Deposit
      Escrow Agent") (i) Five Hundred Thousand Dollars ($500,000) in cash (the "Deposit Cash"), and (ii) 500,000 shares of Sunset Common (as defined below) in the name of the Company (the "Deposit Shares" and, collectively with the Deposit Cash, the "Deposit"). The Deposit, together with any interest thereon but less any applicable escrow fees and expenses to which the Deposit Escrow Agent is entitled pursuant to an escrow agreement to be entered into on March 7, 2005 by the Purchaser, the Company, the Shareholder Representative (as representative of the Selling Parties) and the Deposit Escrow Agent (the "Deposit Escrow Agreement"), shall constitute the "Earnest Money" and shall be held by the Deposit Escrow Agent pursuant to the Deposit Escrow Agreement. Subject to and in accordance with the terms of the Deposit Escrow Agreement, at the Closing,
      (x) the Deposit Escrow Agent shall release the Deposit Shares to Purchaser for cancellation, and (y) the Deposit Escrow Agent shall deposit the Deposit Cash (together with all income and gain, dividends or distributions earned or received on the Deposit) into the Escrow Account. Except as the Parties may otherwise agree in writing, in the event this Agreement is terminated prior to Closing in accordance with the provisions of Article IX of this Agreement, the Earnest Money shall be dispersed in accordance with Section 9.2 e. of this Agreement."

            (b) Section 1.8 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

                  "Holdback. At the Closing, (i) the Deposit Escrow Agent shall deposit with Continental Stock Transfer & Trust Company or such other entity as shall be mutually agreed by Purchaser and the Shareholder Representative (the "Escrow Agent") the Deposit Cash from the escrow account established pursuant to the Deposit Escrow Agreement (the "Deposit Account"), and (ii) Purchaser shall deposit with the Escrow Agent (A) eight hundred thousand dollars ($800,000) in cash (together with the Deposit Cash, the "Holdback Cash"), and (B) Merger Units (the "Holdback Units" and collectively, with the Holdback Cash, the "Holdback") having an aggregate value equal to One Million Two Hundred Thousand Dollars ($1,200,000), with such Holdback to be held for the satisfaction of any Purchaser Claim (as hereinafter defined) and the Working Capital Adjustment, if any. The Holdback Units shall be issued in the names of the Selling Parties in accordance with the Distribution Percentages (as defined below). Upon determination of the Final Working Capital Adjustment, the Escrow Agent shall disburse to the Purchaser and/or the Selling Parties Holdback Cash and/or Holdback Units in accordance with the provisions of Section 1.9 below. The remaining Holdback after payment of the Final Working Capital Adjustment (the "Indemnity Holdback"), shall be held and disbursed in accordance with the provisions of Section 1.10 below. For the purposes of this Agreement, the cash and securities held by the Deposit Escrow Agent in the Deposit Account and by the Escrow Agent in the Escrow Account shall be valued as follows: (i) all Holdback Units held by the Escrow Agent in the Escrow Account shall be valued at the price per Unit at which they were sold pursuant to the Series B Financing (e.g. $1,200,000 at the time of deposit with the Escrow Agent); (ii) all shares of Sunset Common issued upon the conversion of Merger Shares or Merger Warrants comprising the Holdback Units shall be valued at the face value of the Merger Shares so converted or

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      the exercise price of the Merger Warrants so converted; and (iii) all cash
      (including interest earned thereon) received upon the sale of any Sunset Common or as a result of the payment of any dividends by Purchaser on any Holdback Units in the Escrow Account shall be valued at its face amount.

            (c) The first paragraph of Section 1.10 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

                  "Escrow. At the Closing, (i) the Deposit Escrow Agent shall deposit with the Escrow Agent the Deposit Cash from the Deposit Account, and (ii) Purchaser shall deposit with the Escrow Agent (A) eight hundred thousand dollars ($800,000) in cash, and (B) warrant and stock certificates evidencing the Holdback Units. The parties agree that Purchaser may, and may instruct its transfer agent to, place stop transfer orders on the Holdback Units for so long as they are subject to the Escrow Agreement. The portion of the Holdback Units deposited with the Escrow Agent by or on behalf of each of the Selling Parties shall be determined on a pro rata basis in proportion to each such Selling Party's Distribution Percentage as reflected in Exhibit A to this Agreement, as such Exhibit may be updated by the Company prior to Closing. The terms by which the Escrow Agent shall hold and distribute the Holdback Units shall be set forth in an escrow agreement to be entered into on the Closing Date by the Purchaser, the Company, the Shareholder Representative (as representative of the Selling Parties) and the Escrow Agent (the "Escrow Agreement"). The Escrow Agreement shall be in a customary form reasonably acceptable to the parties thereto and shall provide as follows:"

            (d) Section 1.17 of the Merger Agreement is hereby amended such that all references to the "Escrow Agreement" set forth therein shall mean, collectively, the Deposit Escrow Agreement and the Indemnity Escrow Agreement.

            (e) Sections 9.1 e., 9.2 a. and 9.2 e. of the Merger Agreement are hereby amended to delete each use of the term "Escrow Agent" therefrom and replace it, in each case, with "Deposit Escrow Agent".

      2.    Miscellaneous.

            (a) The Merger Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms as amended by this Amendment. Nothing herein shall affect in any respect the Company's right to receive the Earnest Money pursuant to Section 9.2 e. of the Merger Agreement.

            (b) Except for the specific amendments set forth in Section 1 above, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the Merger Agreement, and the parties hereto hereby agree that all of the covenants and agreements contained in the Merger Agreement are hereby ratified and confirmed in all respects.

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            (c) This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

            (d) This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Delaware.

            (e) The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

                                    * * * * *

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                     U.S. MILLS, INC.,a Delaware corporation

                                     By /s/ Charles Verde
                                        --------------------------------------
                                        Name:  Charles Verde
                                        Title: President

                                     SUNSET BRANDS, INC., a Nevada
                                     corporation

                                     By /s/ Todd Sanders
                                        ---------------------------------------
                                        Name: Todd Sanders
                                        Title: President and CEO

                                     USM ACQUISITION SUB, INC., a
                                     Delaware corporation

                                     By /s/ Todd Sanders
                                        ---------------------------------------
                                        Name: Todd Sanders
                                        Title: President

                                     IBF FUND LIQUIDATING LLC,
                                     individually and as Shareholder
                                     Representative

                                     By /s/ Arthur J. Steinberg
                                        ---------------------------------------
                                     Name: Arthur J. Steinberg
                                     Title: Manager

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